Exhibit 10.8


                        AMENDMENT OF OPERATING AGREEMENT
                                       AND
                       ASSIGNMENT, ASSUMPTION AND CONSENT



1.   Identification
     ---------------

     This Amendment of Operating Agreement and Assignment, Assumption and Consent, effective as of December __, 1997, is entered into by Hotel Equity Fund III, a Delaware limited partnership (the "Assignor"), Light Tower Restaurant Associates, LLC, a California limited liability company (the "Assignee") and Grill Concepts, Inc. ("Grill").

2.   Recitals
     --------

     2.1. San Jose Grill LLC (the "Company") is a California limited liability company whose Articles of Organization were filed on June 6, 1997 with the Secretary of State of the State of California. The Company is governed by an Operating Agreement (the "Agreement") made as of June 17, 1997. 2.2. As of the date hereof, Assignor holds a Membership Interest in the Company with a Member's Percentage Interest of 49.95%. 2.3. Assignor desires to assign to Assignee and Assignee desires to accept, all of Assignor's right, title and interest in and to the Company and any and all appurtenances thereto, including, without limitation, (i) all of Assignor's voting rights, information rights, inspection rights, enforcement rights, withdrawal rights, and all rights incidental or ancillary to the foregoing; and (ii) all of Assignor's rights to the capital, profits, losses, and distributions of the Company (collectively, the "Assigned Interest") on the terms and conditions set forth herein.

3.   Assignment
     ----------

     Subject to the consent of the Member under Section 5 hereof, Assignor hereby assigns the Assigned Interest to Assignee.

4.   Acceptance, Assumption and Substitution
     ----------------------------------------

     Subject to the consent of the Member under Section 5 hereof, Assignee hereby accepts the foregoing assignment of the Assigned Interest, agrees to be bound by and assumes (i) each and all of the terms and provisions of the Operating Agreement, and (ii) all obligations and duties of the Assignor thereunder. Assignee assumes and agrees to pay, perform and discharge all of Assignor's past, present and future liabilities as a Member of the Company. Effective upon consent of the Member under Section 5 hereof, Assignee shall be a substituted Member of the Company in lieu of Assignor, and Assignor withdraws from the Company and shall cease to be a Member of the Company.

5.   Consent
     -------

     As required by the Operating Agreement, the consent to Assignor's assignment of the Assigned Interest to Assignee, Assignee's substitution as a Member of the Company in place of Assignor, and Assignor's withdrawal as a Member of the Company shall be deemed effective upon execution and delivery hereof by Assignor, Assignee and the other Member of the Company.


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



6.   No Other Changes
     ----------------

     Except as otherwise set forth herein, the Operating Agreement shall remain unchanged and in full force and effect.

7.   Filing of Necessary Documents
     -----------------------------

     The Manager shall file, publish and record such documents or instruments, if any, as may be required to reflect the foregoing.

8.   Further Acts
     -------------

     Assignor and Assignee shall execute any additional documents or amendments of documents, and shall take such further actions, as may be necessary to effect the transfer of the Assigned Interest from Assignor to Assignee and the substitution of Assignee in the place and stead of Assignor as a Member of the Company.

9.   Counterparts
     ------------

     This document may be signed in any number of counterparts, each of which shall be deemed to be an original hereof.



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

     IN WITNESS WHEREOF, the parties have executed this Amendment of Operating Agreement and Assignment, Assumption and Consent.

                         "ASSIGNOR"

                          HOTEL EQUITY FUND III, L.P., a Delaware
                          limited partnership

Dated:
     ------------        By:      Hotel Capital Partners III, L.P., a
                                  Delaware limited Partnership
                         Its:     General Partner

                                  By:      MW Partners III, L.L.C., a
                                           Delaware limited liability
                                           company
                                  Its:     Administrative General Partner

                                           By:
                                              -----------------------------
                                                    One of Its Members

                       [signatures continued on next page]

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

                    [signatures continued from previous page]

                       "ASSIGNEE"

                       LIGHT TOWER RESTAURANT ASSOCIATES LLC, a
                       California limited liability company

Dated:
      -------------    By:     Hotel Equity Fund III, L.P., a
                                Delaware limited liability company
                       Its:     Manager

                                By:      Hotel Capital Partners III,
                                         L.P., a Delaware limited
                                         Partnership
                                Its:     General Partner

                                         By:      MW Partners III, L.L.C.,
                                                  a Delaware limited
                                                  liability company
                                         Its:     Administrative General
                                                  Partner


                                                  By:
                                                     ---------------------------
                                                           One of Its Members


                                            "GRILL"

                                            GRILL CONCEPTS, INC.



                                            By:
                                               ---------------------------
                                            Its:
                                               ---------------------------


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